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                                                                    Exhibit 23.1

                       CONSENT OF INDEPENDENT ACCOUNTANTS

     We hereby consent to the incorporation by reference in the Registration Statements on Form S-8 (No.s 333-76570, 333-76080, 333-96047, 333-96045, and
333-47422) and on Form S-3 (No.s 333-66088, 333-47532, 333-32036, and 333-46634)
of Dynegy Inc. of our report dated April 9, 2003 relating to the financial statements and financial statement schedule, which appears in this Form 10-K.

PricewaterhouseCoopers LLP
Houston, Texas
April 11, 2003